Sandler O'Neill & Partners, L.P. Financial Services Conference June 8 & 9, 2005

James Gorman Chairman and CEO Introduction

Forward-Looking Statements Some of the statements in this presentation may include forward-looking statements which reflect the Company's current views with respect to future events and financial performance. These statements include forward-looking statements both with respect to the insurance sector in general and the Company specifically. Statements which include the words "expect," "intend," "plan," "believe," "project," "anticipate," "will," and similar statements of a future or forward-looking nature identify forward-looking statements for purposes of the federal securities laws or otherwise. These forward-looking statements may include, among other things: statements and assumptions relating to future growth, earnings, earnings per share and other financial performance measures, as well as management's short-term and long-term performance goals; statements relating to the anticipated effects on results of operations or financial condition from recent and expected developments or events; statements relating to the Company's business and growth strategies; and any other statements or assumptions that are not historical facts. All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in these statements. The Company believes that these factors include but are not limited to those described under "Risk Factors" in its registration statement filed with the SEC. The Company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

Overview of Our Business Riverview NAIA Mayfair Re Proformance Insurance Company National Atlantic Holdings Corporation We specialize in personal lines property & casualty insurance, predominantly automobile insurance, in the State of New Jersey We distribute exclusively through independent agencies, many of whom own NAHC stock Fee-Based Businesses

Investment Highlights Distribution through Shareholder Agents Aligns Underwriting Interests Dedicated Management Team with Ownership Stakes Capitalize on Dynamic Market through Localized Knowledge Packaged Product Offering Creates Competitive Advantage Other Subsidiaries Provide Related Fee-Based Income Shareholder Agent Empowerment Maximizes Efficiency

Culture of Investor Focus (1) Includes directors who are Partner Agents. (1) Active shareholders in governance since inception ROE, shareholders' equity and net income growth remain core focus Board of Directors 7-person board of directors with significant industry experience Majority independent in compliance with Sarbanes-Oxley

Sources: The U.S. Census Bureau 2003 American Community Survey. NAIC, based on premiums charged in 2002. For 2000-2001, according to The National Board on Educational Testing and Public Policy A.M. Best Company, Inc. for 2003. Estimates of personal income for 2002 from the Bureau of Economic Analysis, an agency of the U.S. Department of Commerce. Partner Agent Locations (119) Active RCS Agent Primary Locations (27) Personal Income per County (5) (in bn): > $20 $10 - $20 $ 5 - $10 < $5 New Jersey's Attractive Demographics Bergen Hudson Monmouth Middlesex Camden Burlington Essex Somerset Ocean Cape May Union Hunterdon Sussex Warren Mercer Gloucester Atlantic Salem Morris Cumberland Passaic 3.1 million households (1) #1 median household income (1) #1 average auto insurance expenditure (2) #1 high school graduation rate (3) Robust P&C market with $14.0 billion in direct written premiums (4)

Focus on target (better) market Higher renewal retention Very convenient: Difficult for competitors to replicate Customized Packaged Product Offering One Policy, One Bill Property, Auto, Boat, Umbrella "High Proformance Policy"

Auto Home Excess Guaranteed RC (auto and home) Packaged Flexible Format Appealing New Jersey Product Offering Direct Channel Independent Agent Channel ? ? ? ? ? ? ? ? ? - ? ? ? - ? ? ? - - ? ? - ? ? - - - - ? - - - ? - - - ? - - - - - - - ? - - - - - - - ? - - - Chubb Single Bill Mercury General Travelers/ First Trenton Chubb Geico State Farm Allstate Encompass (Allstate)

The Partner Agent Advantage NAHC's Current Fully-Diluted Ownership Partner Agent Holdings East 61 14.7 Direct Partner Agents Other Agents East 43 20 37 New Jersey P&C Market - Distribution Channel 2003 Direct Written Premiums = $14.0B (1) (2) Sources: (1) Form S-1. (2) A.M. Best and company survey.

The Growth Opportunity Within Our Ranks Partner Agents NAHC Other Carriers East 5.3 94.7 Notes: (1) A.M. Best data includes all P&C lines of business for 2003. (2) Channel distribution based on the insurance company primary distribution channel in 2003. (3) Partner Agents' market share based on Company's annual survey for 2003. (4) Compared to Proformance 2004 net income, based on Company's operating margins for 2004, excluding reserve increases for prior years. Compared to NAHC 2004 net income, the increase would be 14%. Each +2% Mkt. Share Direct Partner Agents Other Agents East 43 20 37 New Jersey P&C Market DWP = $14.0B DWP = $2.8B ~15% Net Income +DWP of $56M (1) (2) (3) (3) Proformance (4) Proformance

With Growth Comes Increased Pricing Sophistication Number of Pricing Points has increased dramatically 2000 2001 2002 2003 2004 Pricing Points 468000 468000 937000 937000 2812000 Written Premium 24691720 27025488 88191684 136420950 175929436 Premiums (Millions) Pricing Points (Millions) Territory Class Tier Use Discounts Tort Option Pricing Points Pricing Points Written Premium 3.0 2.5 2.0 1.5 1.0 .5 0

Impact of RCTs on Claim Frequency 2000 2001 2002 2003 2004 Company 0.0262 0.0255 0.0257 0.026 0.0241 Industry 0.0305 0.0281 0.0272 0.0262 0.0251 Accident Year PIP Claim Frequencies

2002 2003 2004 161.2 266.7 347.2 GAAP Financial Highlights (In millions) 2002 2003 2004 99.4 163.7 208.672 Total Revenue Net Income Total Assets 2002 2003 2004 8.6 19.1 17.4 (In millions) (In millions) 2002 2003 2004 18.1 49.8 67.8 (In millions) CAGR: 44.9% Shareholders' Equity(1) CAGR: 46.8% CAGR: 42.2% CAGR: 95.1% (1) Excludes accumulated other comprehensive income.

Dynamic Growth in All Major Segments Segments Segments

The Growth Road Map Focus on the New Jersey Market Capture a Larger Share of Our Partner Agents' Business Convert Single Coverage Policies into Our Packaged Policies Market the Services of Our Non-Insurance Subsidiaries to Third Parties

Investment Highlights Distribution through Shareholder Agents Aligns Underwriting Interests Dedicated Management Team with Ownership Stakes Capitalize on Dynamic Market through Localized Knowledge Packaged Product Offering Creates Competitive Advantage Other Subsidiaries Provide Related Fee-Based Income Shareholder Agent Empowerment Maximizes Efficiency

Sandler O'Neil & Partners, L.P. Financial Services Conference June 8 & 9, 2005